

FriendFinder Networks

September 2011

Safe Harbor

Certain statements made in this presentation regarding FriendFinder Networks Inc. and any other statements regarding FriendFinder Networks Inc.'s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. Please refer to the "risk factors" section of the final IPO prospectus ("Final IPO Prospectus") filed with the Securities and Exchange Commission ("SEC") on May 11, 2011, as may be updated from time to time in the SEC filings of FriendFinder Networks Inc., including but not limited to its reports on Form 10-Q and Form 10-K. FriendFinder Networks Inc. assumes no obligation to update the forward-looking statements in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The statements, information and estimates contained herein are based on information that FriendFinder Networks Inc. believes to be reliable as of today's date, but it cannot be represented that such statements, information or estimates are complete or accurate.

Our comments will include non-GAAP financial measures, as defined in Regulation G. The reconciliations of these non-GAAP financial measures to their most comparable GAAP financial measures and other information required by Regulation G have been included in the final IPO prospectus filed with the SEC pursuant to Rule 424(b)(4) on May 11, 2011 and the Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 15, 2011.

LTM Adjusted EBITDA for the period ended June 30, 2011 is calculated as the Adjusted EBITDA for the year ended December 31, 2010 minus the Adjusted EBITDA for the six months ended June 30, 2010 plus the Adjusted EBITDA for the six months ended June 30, 2011.

Key Company Highlights

We are a leading internet-based social networking and technology company operating several of the most heavily visited websites in the world

Unique Platform

Large and Diverse User Base Attractive to New and Existing Users

- Over 484 million registrants and over 320 million members since inception
- Monthly growth of more than 3.5 million new members

Worldwide Brand Recognition

- Over 92 million unique visitors in May 2011
- Websites in 12 languages and over 200 countries

Paid Subscriber-Based Social Networking Model

- Over 900,000 paying subscribers per month

Material Barriers to Entry

Large and Difficult to Replicate Affiliate Network

- Network of over 280,000 affiliates
- Maintain over 47,000 private label websites
- Substantial affiliate and advertising spend

Proprietary and Scalable Technology Platform and Business Model

- Launch new websites / features at low incremental cost
- 12 years of development
- Operates on more than 2,000 devices

Substantial Growth Opportunity

Convert Users to Subscribers

- Continue real-time evaluation and feature enhancement to increase conversion rates

Continue to Launch New Websites / Products

- Strong success with several recent launches, including social / mobile gaming and 3-D products

Monetize International Markets

- In 2010 71% of members were non-U.S. but contributed <50% of revenue

Pursue Targeted Acquisitions

- Significant opportunity to "roll-up" targets
- Meaningful synergies due to scalable infrastructure

Grow Advertising Revenue

- Roll-out advertising platform to improve monetization of FFN's web traffic

Revenue Platforms

We have developed 2 robust, highly scalable revenue platforms, and in September 2011 acquired a 3rd (JigoCity), to enhance our user experience.

Social Networking

Provides users who register or purchase subscriptions to one or more of our websites with the ability to communicate and to establish new connections with other users

- Communication features include personal chat rooms, instant messaging, e-mail applications, blogs, etc.
- Users can create, post and view content of interest

We have been able to rapidly create and seamlessly maintain multiple websites tailored to specific categories or genres designed to cater to targeted audiences with mutual interests

Live Interactive Video

Live video broadcast platform that enables models to broadcast from independent studios throughout the world and interact with our users via instant messaging and video

- We offer chat rooms as well as both bi-directional and omni-directional video
- Allows models and users to tailor their communication on a free or paid basis

Interactive features allow models to communicate with and attract users through a variety of mediums including blogs, newsletters and video

Content is generated by the models

Social Commerce

Social Commerce is the concept of providing digital exposure to consumers for the traditional brick and mortar local businesses

- Focuses on providing high quality daily deals that are relevant to consumers individual lifestyles: Where they eat, shop, and relax
- Merchants benefit from the advertising exposure

Management Team

Marc H. Bell
Chief Executive Officer



- Over 20 years of investment and operational experience
- Marc Bell Capital Partners – Managing Director, '03-present
- Globix Corp – Chairman of the Board, '90-'03, & CEO, '90-'01
- EDGAR Online – Board of Directors, '98-'00
- Armour Residential REIT (NYSE: ARR) – Board of Directors, '09-present
- B.S. degree from Babson College and an M.S. degree from New York University
- Member of New York University and New York University School of Medicine Board of Trustees

Daniel C. Staton
Chairman of the Board



- Over 30 years of investment and operational experience
- Staton Capital – Managing Director, '03-present
- The Walnut Group, a private investment firm with over 20 private equity & venture capital investments – President, '97-'07
- Duke Realty Corp (NYSE: DRE) – COO, '93-'97
- Public Storage (NYSE: PSA) – Board of Directors, '99-present
- Armour Residential REIT (NYSE: ARR) – Chairman of the Board, '09-present
- B.S. degree from Ohio University and a B.S. degree from California Coast University

Ezra Shashoua
Chief Financial Officer



- Joined FriendFinder in '08
- Previously worked as:
  - Cruzan International, a Florida-based spirits company (NASDAQ: RUM) - Executive VP and CFO, '03-'07
  - NationsRent, a publicly-held equipment rental company (NYSE: NRI) – Executive VP, '01-'03
  - 7-Eleven Inc (NYSE: SEI) – CFO, '82-'00
- B.A. degree from Northwestern University and a J.D. degree from Illinois Institute of Technology-Chicago Kent College of Law

Anthony Previte
Chief Operating Officer



- Joined FriendFinder in '08
- Starsmith LLC, a financial business consulting and outsourcing services company – Managing Member, '03-'08
- Globix Corp – Chief Technology Officer and Chief Operating Officer, '98-'03

David Gellen
Sr. VP/General Counsel



- Joined FriendFinder in '11
- Shareholder, Greenberg Traurig, P.A., '07-'11
- Pace Americas Inc., a subsidiary of a publicly-held (London Stock Exchange) technology developer of digital technology products for the global payTV market – VP and General Counsel, '01-'07
- Kutak Rock LLP – Partner in Atlanta office
- B.A. degree, with high honors, from the University of Florida and J.D. degree from Temple University James E. Beasley School of Law

Our Strategy

Our goal is to enhance revenue opportunities while improving our profitability. We plan to achieve these goals using the following strategies:

Continue to convert visitors, registrants and members to subscribers or paid users	• Utilize our superior affiliate network and marketing to drive traffic to new and existing sites • Continually evaluate, add and enhance features on our websites to improve users' experience • Adaptive pricing strategy to maximize revenue
Diversify offering and penetrate new communities of interest	• Launch new social networking websites • Enter into strategic relationships and launch complementary FriendFinder branded websites
Monetize foreign markets	• In 2010 71% of our members were outside the US, while non-US net revenue accounted for <50% of total net revenue • Work with local partners to create new social networking platforms • Utilize alternative payment mechanisms to cover emerging markets with low credit card penetration
Pursue targeted acquisitions	• Social networking websites • Owners, creators and distributors of content • Payment processing and advertising businesses
Generate advertising revenue	• Leverage web traffic to drive social commerce business • Roll-out advertising platform to improve monetization of FFN's web traffic - Allow advertisers to achieve superior results from their preferred demographic and interest groups



FriendFinder Networks

Company Overview

FriendFinder at a Glance

We operate two unique business segments: Internet and Entertainment

- Internet Business provides online social networking, live interactive video services, premium content, social gaming, advertising services and social commerce
- Entertainment Business is our legacy operations that engage in broadcasting, publishing and licensing

FriendFinder Networks

LTM Net Revenue[1]: $342mm
LTM Adjusted EBITDA[1,3]: $115mm

Internet Business (93%)

LTM Revenue: $318mm

70% — Social Networking
- Cornerstone of our business model
- Both adult and general audience websites
- Subscription based business model with approximately 1mm paying subscribers

23% — Live Interactive Video
- Websites where users pay per minute to contact models, visually see them and communicate via instant messaging
- Approximately 1.5mm purchased minutes per month

Fut. — Social Commerce

<1%
- Premium Content[2]
- Social Gaming[2]
- Advertising[2]

Entertainment (7%)

LTM Revenue: $24mm

- 3% — Broadcasting
- 3% — Magazine Publishing
- <1% — Licensing

Notes:
1. As of June 30, 2011
2. Accounted for less than 1% of total revenue for the trailing twelve months (as of June 30, 2011)
3. Adjusted EBITDA is equal to operating income plus depreciation, amortization, impairment and debt related expenses included in G&A

Barriers to Entry

We believe our affiliate network is one of the largest in the world and is a substantial competitive advantage

Over 280,000 affiliates participating

- We derive approximately 46% of our revenue from our affiliate program[1]
- Our affiliates derive revenue based on: (i) a percentage of revenue generated and collected, or (ii) signup of a registrant, member or subscriber

Significant barrier to entry

- Size and scope is difficult to replicate
- Affiliates are drawn to our program because of the size of our online communities and our business model which results in attractive compensation for affiliates
- Affiliate and marketing spend of over $103mm in 2010

Affiliates drive traffic to our websites


FriendFinder Networks
Websites

Affiliates are provided with bi-monthly payments, daily updated statistics and technical support

Note:
1. Six months ended June 30, 2011.

FriendFinder Websites

Since our inception, over 484[1] million registrants have registered on our websites

Social Networking[2]

AdultFriendFinder.com	248,274
Amigos.com	56,892
AsiaFriendFinder.com	45,427
FriendFinder.com	17,450
ALT.com	16,009
GET It ON	13,723
OUTPERSONALS.com	7,924
perfectmatch.com	4,000
gradFinder	3,451
IndianFriendFinder.com	3,310
BigChurch.com	2,535
SeniorFriendFinder.com	2,372
FrenchFriendFinder.com	2,048
FilipinoFriendFinder.com	2,025
GermanFriendFinder.com	1,482
FastCupid	1,318
BONDAGE	1,265
GayFriendFinder.com	1,228
NoStringsAttached	1,167
ItalianFriendFinder.com	1,163
KoreanFriendFinder.com	1,053
millionairemate.com	934
JewishFriendFinder.com	633
AllPersonals.com	301

Live Interactive Video[2]

Cams.com	46,364
StripShow.com	671
icams.com	421
PlayWithMe	31

Premium Content[2]

PENTHOUSE.COM	4,516
HotBox	118
DANNI	59

Social Commerce[3]

JIGOCITY	1,000

General audience websites

Notes:

1. Does not include PerfectMatch and JigoCity
2. Registrants since inception in thousands
3. Acquired in September 2011

FriendFinder Revenue Breakdown

Despite accounting for only 27% of registrants, the US contributes over half of our total revenue, providing significant opportunity for revenue expansion in foreign markets

Revenue by Country[1]



29.1%
53.2%
5.1%
12.5%
US
Europe
Canada
Other

Note:
1. Based on the six months ended June 30, 2011

Europe

United Kingdom	7.2%
France	4.7%
Germany	4.5%
Italy	2.5%
Spain	2.1%
Switzerland	1.5%
Netherlands	1.4%
Norway	1.1%
Other EU	4.2%
TOTAL	29.1%

Rest of the World

Australia	4.7%
Brazil	1.6%
Mexico	0.9%
India	0.7%
Japan	0.6%
China	0.2%
Other	3.9%
TOTAL	12.5%

JIGOCITY

JigoCity will alter our geographic revenue stream and increase our presence in the rest of the world

FriendFinder Networks

Recent Acquisitions

We acquired Perfectmatch.com in July 2011 and JigoCity in September 2011

Social Networking

perfectmatch.com

PerfectMatch.com is an online relationship service helping adults seeking successful lasting connections. It is the only online dating and relationship service to offer the Duet® Total Compatibility System (Duet®). Based on over 35 years of research, Duet® analyzes the 'whole person', taking into account each member's Personality, Values and Ideals, Life and Lovestyle, Preferences and their Love & Money assessment.

- Purchased in July 2011 for cash and shares of common stock.
- Over 4,000,000 members
- Advertising revenue model
- Expands our general audience website platform

Social Commerce

JIGOCITY™

JigoCity is a global social commerce organization committed to providing its members with high quality daily deals that are relevant to their individual lifestyles. JigoCity leverages the power of group buying to give people a smarter way to see their city. With offices in Australia, Hong Kong, Singapore, Malaysia, Taiwan, China, Brazil and Los Angeles, JigoCity is one of the fastest growing, global companies in the social commerce arena.

- Purchased in September 2011 for shares of common stock and warrants
- Founded in January 2010
- Over 1,000,000 members
- Live in 6 countries (additional 2-4 by year end)

How JigoCity Works







For Customers:

1. Each day JigoCity emails an amazing deal to its members and broadcasts it across the Internet
2. JigoCity's members purchase the deal online and share the deal with family and friends
3. With amazing deals, customers can live life more fully and enhance their lifestyle – at a discount!

For Merchants:

1. Retailers provide the deal and JigoCity writers and designers create an irresistible offer for its members
2. On the day the deal is featured, JigoCity broadcasts it to its subscribers and uses social networks to create a buzz about the offer
3. Overnight, JigoCity drives multitudes of new customers to its partner retailers' doors

JigoCity's Global Presence

- Global Headquarters in Los Angeles and regional Asia office in Shanghai
- Currently live in 6 countries, serving 22 cities
- Additional satellite offices in South Korea and Brazil
- Plan to be live in 10 to 15 countries by end of 2012

Los Angeles



Shanghai



China



Shanghai, Beijing, Nanjing, Suzhou, Jinan, Hangzhou, Chengdu, Guangzhou, Shenzhen, Shenyang

Australia



Sydney, Melbourne, Brisbane, Gold Coast

Taiwan



Taipei, Tainan, Taomuqiao, Taizhong

Hong Kong



Hong Kong, Macau

Singapore



Singapore

Malaysia



Kuala Lumpur

JigoCity Users by Country

Total Users – 1,004,561*



SG, 24,875
MY, 13,517
TW, 121,692
HK, 54,109
AU, 99,392
China, 690,976

Australia



Total Users
120,000
100,000
80,000
60,000
40,000
20,000
0
79,649
86,395
93,336
99,102
May
Jun
Jul
Aug

Hong Kong



Total Users
60,000
50,000
40,000
30,000
20,000
10,000
0
25,253
32,311
38,479
53,164
May
Jun
Jul
Aug

China



Total Users
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
535,741
587,053
636,360
684,815
May
Jun
Jul
Aug

Taiwan



Total Users
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
79,930
91,857
101,318
119,206
May
Jun
Jul
Aug

Singapore



Total Users
30,000
25,000
20,000
15,000
10,000
5,000
0
10,662
15,330
19,710
24,578
May
Jun
Jul
Aug

*Total Userbase as of 9/4/2011

JigoCity – Peformance & Short Term Goals

JigoCity will continue to leverage FFN's large member base and web traffic and continue to grow revenue


Revenue By Month
in USD, 000s
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$96
$115
$200
$191
$396
$433
$603
$1,148
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

Integrate

- Integrate JigoCity's departmental platforms with FFN (IT, Marketing, Treasury)
- Develop global best practices on efficient operations

Leverage

- Utilize FFN's userbase and footprint
- Leverage FFN's unique visitors and members to drive traffic to JigoCity
- Affiliate network to drive cost efficient traffic



FriendFinder Networks

Company Financials

Capital Structure Overview

Standard and Poor's B rated for FFN Corporate and First Lien

- October 2010: Successfully completed a refinancing of the capital structure, simplifying into three tranches of debt
- May 2011: Repaid $9.8 million of its New First Lien and Cash Pay Second Lien pro rata under the excess cash flow covenant
- May 2011: Successfully priced IPO using net proceeds of $43.5 million to repay $39.5 million of New First Lien and Cash Pay Second Lien notes pro rata
- August 2011: Repaid $8.9 million of its New First Lien and Cash Pay Second Lien pro rata under the excess cash flow covenant

Pro Forma Capital Structure

March 31, 2011	
New First Lien Notes (S&P B)	$290,885
New Cash Pay Second Lien Notes (S&P CCC+)	13,140
New PIK Second Lien Notes [1] (S&P CCC+)	237,210
Total Debt	$541,234
Credit Statistics: [4]	
Total Leverage	4.8x
First Lien Leverage	2.6x
Cash Pay Debt Leverage	2.7x
Net Leverage	4.6x
Cash Interest Coverage	2.6x

June 30, 2011 - Pro Forma for August ECF Payment	
New First Lien Notes [2] (S&P B)	$235,332
New Cash Pay Second Lien Notes [3] (S&P CCC+)	10,631
New PIK Second Lien Notes [1] (S&P CCC+)	250,849
Total Debt	$496,812
Credit Statistics: [4]	
Total Leverage	4.4x
First Lien Leverage	2.1x
Cash Pay Debt Leverage	2.2x
Net Leverage	4.2x
Cash Interest Coverage	3.3x

Notes:

1. Coupon must be paid-in-kind for so long as any New First Lien Notes remain outstanding. June balance reflects $13.6mm of PIK interest issued on 06/30/11
2. Reflects $8.4mm of principal reduction from excess cash flow payments made in August.
3. Reflects $0.4mm of principal reduction from excess cash flow payments made in August.
4. Leverage statistics based on LTM Adjusted EBITDA. Cash interest based on annualized interest expense for the New First Lien and Cash Pay Second Lien Notes

FriendFinder Networks

Financial Highlights

Substantial margin expansion, growing from 23% to 30+%

Adjusted Operating Results[1]



400
350
300
250
200
150
100
50
0
($mm)
$333
$76
$350
$91
$328
$102
$346
$105
$167
$54
2007
2008
2009
2010
1H 2011
Revenue
Adjusted EBITDA

2007
- Acquired Various Inc. December 2007
- 11 months under previous owners

2008
- New management developed analytical tools to evaluate customers and focus on ROI improvements
- Improved merchant banking relationships
- Implemented new affiliate pay plans

2009
- Eliminated $22mm of unprofitable revenue, generating $11mm of incremental EBITDA
- ALNR per subscriber increased 13% to over $75

2010
- Increased affiliate and advertising spend at beginning of year to obtain additional subs
- Maintained higher margins while returning to year-over-year top line growth (5.5% for 2010)

1H 2011
- Increased margins (32%) and continued to drive EBITDA

Note:
1. 2007 figures pro forma for the acquisition.

Operating Results

FFN average lifetime net revenue per subscriber increased 10.6% and 17.0% for the quarter and six months ended June 30, 2011 respectively

YTD 2011 vs. YTD 2010

	2010	2011	Change	% Improvement
Social Networking				
Avg Lifetime Net Revenue Per Subscriber ($)	72.06	84.30	12.24	17.0%
CPGA ($)	52.08	43.65	(8.43)	16.2%
Subscribers	1,027,588	877,708	(149,880)	(14.6%)
Churn	16.2%	15.9%	(0.3%)	1.8%
ARPU ($)	20.14	20.38	0.24	1.2%
Live Interactive Video				
ARPM ($)	3.80	4.46	0.66	17.4%
Minutes	9,631,282	8,961,833	(669,449)	(7.0%)

2Q11 vs. 2Q10

	Three Months Ended June 30			
	2010	2011	Change	% Improvement
Social Networking				
Avg Lifetime Net Revenue Per Subscriber ($)	74.64	82.55	7.91	10.6%
CPGA ($)	50.60	43.04	(7.56)	14.9%
Subscribers	1,027,588	877,708	(149,880)	(14.6%)
Churn	15.5%	16.3%	0.8%	(4.9%)
ARPU ($)	19.46	20.48	1.02	5.2%
Live Interactive Video				
ARPM ($)	3.87	4.66	0.79	20.4%
Minutes	4,773,409	4,443,705	(329,704)	(6.9%)

Operating Results

Results show an overall improvement in Churn and Average Lifetime Net Revenue per Subscriber

Churn



22.2%
19.3%
18.6%
17.8%
15.5%
16.3%
17.3%
16.0%
17.2%
15.9%
2007 Pro Forma
2008
2009
2010
1H 2011
General Audience Social Networking Websites
Adult Social Networking Websites

Average Lifetime Net Revenue per Subscriber[1] ($)



37.23
58.92
66.70
74.22
74.71
79.64
91.02
79.45
83.87
84.43
2007 Pro Forma
2008
2009
2010
1H 2011
General Audience Social Networking Websites
Adult Social Networking Websites

Note:

1. Average Lifetime Net Revenue Per Subscriber is calculated by multiplying the average lifetime (in months) of a subscriber by ARPU for the measurement period and then subtracting the CPGA for the measurement period.

FriendFinder Networks

Operating Results

We had a strong second quarter, highlighted by debt reduction and a 14% increase in Adjusted EBITDA

- Raised $50 million in gross proceeds from our Initial Public Offering
- Repaid $73 million in outstanding debt since December 31, 2010

($mm)	2Q10	2Q11	Y-o-Y
Net revenue	$85	$83	(1%)
Cost of revenue	28	25	(11%)
Gross profit	$56	$58	3%
Operating expenses:			
Product development	3	4	33%
Selling and marketing	11	7	(33%)
General and administrative	20	24	22%
Depreciation and Amortization	7	5	(32%)
Total operating expenses	$41	$40	(15%)
Income (loss) from operations	$16	$18	15%
Net Loss	($5)	($12)	nm
Adjusted EBITDA	**$24**	**$27**	**14%**
Adjusted EBITDA margin	*28%*	*32%*	

- **Net Revenue** – decrease due to reduction in affiliate commissions and general decline in Europe
- **Cost of revenue** – reduction in affiliate commissions compared to the 1Q 2010 resulted in slightly lower revenue growth but significant cost savings
- **Product Development** – increase in headcount to support new initiatives
- **Selling and marketing** – reduction in ad buys and continued optimization
- **General and Administrative** – included $2.3mm in stock comp expense related to IPO
- **Adjusted EBITDA** – increase in EBITDA due to reduction in ad buys

FriendFinder Networks

One-time Items & Accounting Adjustments

If we repeated 2Q performance without one-time adjustments we would experience EPS growth in 2012 and 2013

- 2Q2011 included $15 million in one-time, non-recurring charges
  - $5 million in Broadstream litigation settlement
  - $7 million loss on extinguishment of debt related following IPO debt repayment
  - $2 million in stock compensation expense related to IPO (G&A reduction)
  - $1.4 million in additional legal fees related to the settlement of Broadstream (G&A reduction)
- We expect amortization of intangibles expense will decrease quarterly and burn off in 2013

2Q2011 Financial Results

		2Q I/S	2Q I/S Less: One time Items		FY* 2012	FY* 2013
Gross profit		58,324	58,324		233,296	233,296
Operating expenses:						
Product development		4,149	4,149		16,996	16,996
Selling and marketing		7,059	7,059		28,236	28,236
General and administrative		23,980	20,580	*	82,320	82,320
Amortization of acquired intangibles and software		3,923	3,923		13,520	3
Depreciation and other amortization		1,217	1,217		4,868	4,868
Total operating expenses		40,328	36,928		145,540	132,023
Income from operations		17,996	21,396		87,756	101,273
Interest expense		(22,001)	(22,001)		(77,135)	(77,913)
Interest related to VAT liability not charged to customers		(434)	(434)		(1,736)	(1,736)
Foreign exchange (loss) gain, principally related to VAT liability not cha		(718)	(718)		(2,872)	(2,872)
Gain on liability related to warrants		119	119		476	476
Loss on extinguishment of debt		(7,312)	(300)		(1,200)	(1,200)
Other non-operating (expense) income net		(4,995)	0		0	0
Net income before tax (loss)		(17,345)	(1,938)		5,289	18,028
Income tax (benefit)	$	(5,484)	(613)		1,672	5,700
Net income (loss)	$	(11,861)	(1,325)		3,617	12,328
Net income (loss) per common share	$	-0.55	-0.06		0.12	0.40

** Does not constitute forward guidance or projections. Figures are a reflection of annualized 2Q2011 financial results adjusted for one-time items*

Amortization expense from Various acquisition burns off in 2013

EPS growth in 2012 and 2013 as accounting adjustments normalize

FriendFinder Networks

Pro Forma Free Cash Flow Analysis

We generate a substantial amount of cash available to service future debt payments



Pro Forma LTM Free Cash Flow ($mm)
$115
($5)
($34)
($2)
$74
Adjusted LTM EBITDA
LTM Capex
Cash interest - PF First Lien
Cash interest - PF Cash Pay Second Lien
Cash Available for Future Debt Reduction

Note:
1. LTM figures as of June 30, 2011
2. Debt balances pro forma for $8.9 million principal reduction from the August 4th excess cash flow payment

FriendFinder Networks

Compelling Valuation

With over $100 million in annual EBITDA, we believe FFN represents an attractive risk vs. reward proposition

- Low Enterprise Value/EBITDA multiple
- Low annual capital expenditures
- Low Price/Sales multiple
- Last twelve month figures as of June 30, 2011

EBITDA COMP TABLE

Company	Ticker	Share Price [1]	Shs Out	Mkt Cap	Revenue*	EBITDA*	EBITDA less: Capex	EV/ EBITDA	P/Sales
FriendFinder Networks	FFN	$2.71	30,375	$82,316	$342,060	$115,407	$111,877	4.7x	0.2x
Peer Group Average						*$102,560*	*$53,200*	*46.7x*	*7.3x*
Peer Group Average - mkt cap weighted								*81.8x*	*11.8x*
Peer Group Average (ex-LNKD)						*$113,495*	*$65,161*	*15.6x*	*4.0x*

* *Figures are for last twelve months (June 30, 2011)*

Note:
1. Share price as of 09/09/2011
2. Peer group includes Ancestry.com (ACOM), Demand Media (DMD), LinkedIn (LNKD), Netflix (NFLX), Quepasa (QPSA), Spark Networks (LOV)

FriendFinder Networks